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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT AUDITORS


The Board of Directors of
Opus360 Corporation:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                /s/ KPMG LLP


New York, New York
December 20, 1999